Other operating income and expenses	12 Months Ended
Dec. 31, 2025
Other operating income and expenses
Other operating income and expenses

Note 21. Other operating income and expenses

Other operating income and expenses break down as follows:

	Year ended December 31,
(in thousands of euros)	2023	2024	2025
Use of provisions - Inventory	—	—	381
Gain on disposals of assets	—	160	309
Total other operating income	—	160	690
Penalties	—	(40)	(0)
Disposals of tangible and intangible fixed assets	—	(10)	(24)
Restructuring expenses	—	—	(7,288)
Provisions - Restructuring	—	(2,159)	(1,126)
Share-based compensation expense	—	—	(1,288)
Transaction costs	(44)	(1,560)	—
Tax-exempt donations	—	—	(2)
Total other operating expenses	(44)	(3,769)	(9,729)
Other operating income (loss)	(44)	(3,609)	(9,039)

In February 2025, the Company announced the Strategic Pipeline Prioritization Plan to focus exclusively on the development of lanifibranor (see Note 1.2 – Significant events of 2025).

The restructuring expenses of €7.3 million for the year ended December 31, 2025, is mainly comprise of severance and other employee costs, as well as consulting fees associated with the Company’s restructuring activities and non-cash expenditures related to acceleration of vesting of Bonus share awards of €1.3 million (see Note 12 – Shareholders’ Equity). €1.1 million are recorded in short term provisions as of December 31, 2025 (see Note 14 – Provisions).

During the year 2024, other operating expenses increased by €3.6 million compared to 2023. This increase was mainly due to €1.8 million impairment of fixed assets, €0.4 million inventory impairment and €1.6 million transaction costs.

During 2023, other operating income and expenses were exclusively due to transaction costs.